EXHIBIT 10.6


                                 LEASE AGREEMENT



         THIS LEASE AGREEMENT, is made and entered into as of this 2nd day of May, 2003, by and between ADRIAN RAND ROBISON and DOROTHY ROBISON, husband and wife, referred to herein as "Lessor", and INTERNATIONAL ISOTOPES, INC., a Texas corporation, referred to herein as "Lessee".

                                    RECITALS:

         A. Lessee previously entered into a Lease Agreement (the "Prior Lease Agreement") dated March 2,2003, with Allen Ball, acting not individually but as Trustee of the Allen Ball and Connie Ball Living Trust created under Trust Agreement dated January 6, 1990, and any amendments thereto ("Ball") pertaining to the Leased Premises hereinafter described. Ball subsequently sold the Leased Premises to Lessor and as a result thereof, Lessor has been leasing the Leased Premises to Lessee pursuant to the terms and provisions of the Prior Lease Agreement. Lessor is now remodeling the improvements located on the Leased Premises and as a result thereof Lessor and Lessee have agreed to enter into this Lease Agreement in substitution for the Prior Lease Agreement.

         B. Lessee and Lessor have agreed that the term of the Prior Lease Agreement shall terminate effective as of midnight on July 3 1,2003, and shall at such time be replaced by this Lease Agreement.


                                   AGREEMENTS:

         In consideration of the mutual covenants, conditions and agreements contained herein and the payment of rents herein specified, it is agreed as follows:

         1. DEMISED PREMISES. Lessor does hereby lease, demise and rent unto Lessee the following described premises and all improvements located thereon situated in the County of Bonneville, State of Idaho, to-wit (the "Leased Premises"):

                Lot 4 Block 4, St. Leon Industrial Park, Division No. 2, according to the recorded plat thereof.

         2.     TERM. The term of this Lease Agreement shall be as follows:

                2.1 Initial Term. The term of the Prior Lease Agreement shall terminate as of midnight on July 31, 2003, and thereafter the Leased Premises shall be leased to Lessee pursuant to the terms and provisions of this Lease Agreement. The initial term of this Lease Agreement shall be for a term of five
(5) years commencing on August 1, 2003 (the "Commencement Date") and extending to midnight on July 31, 2008, subject however to prior termination as hereinafter set forth. For purposes of this Lease Agreement, the term "Lease Year" shall refer to the period of time each year commencing on the 1st day of August and ending at midnight on the 31st day of July.


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                2.2   Option to Renew.  The term of this Lease  Agreement may be extended, at the option of the Lessee, for one (1) successive period of five (5) years, being herein sometimes referred to as the extended term, as follows:

                      Extended Term   --    Commencing five (5) years from the
                                            Commencement Date and continuing for
                                            five (5) years thereafter.

                      At the expiration of the Initial Term, if this Lease shall be in full force and effect and the Lessee shall have fully performed all of its terms and conditions, the Lessee shall have the option to extend this Lease, upon the same terms and conditions, with rent to be paid as set forth in Article 3 herein, for an extended term of five (5) years to commence immediately upon the termination of the Initial Term of this Lease. The option for such extended term shall be exercised by the Lessee giving written notice thereof to the Lessor not less than one hundred eighty (1 80) days prior to the expiration of the then current term.

                      The extended term shall be upon the same terms, covenants and conditions as the original term of this Lease. In the event this Lease is extended as aforesaid, a new Lease Agreement for the term of such extension shall be unnecessary on such extension, this Lease constituting a present demise for both the original and the extended term. Any termination of this Lease during the Initial Term shall terminate all rights of extension hereunder.

         3. RENT AND SECURITY DEPOSIT. Lessee covenants, stipulates and agrees to pay to Lessor as rent for the Leased Premises the following:

                3.1 Lessee shall pay to Lessor monthly rental payments in the amount of $7,252.00 each.

                3.2 At the conclusion of each Lease Year during the term of this Lease Agreement (the "Adjustment Date"), the monthly rent as specified herein shall be adjusted according to the following terms. The adjusted rent shall be based on the percent change in the CPI published by the Bureau of Labor Statistics of the United States Department of Labor for All Urban Consumers, U.S. City Average (All Cities) for All Items with the index base being the current official base of 1982 - 1984 = 100 (hereafter the "CPI"). The monthly rent due following each Adjustment Date shall be increased by a percentage of tile initial rent determined by comparison of the CPI on the Adjustment Date to the CPI of the Base Month. The "Base Month", for purposes of the rent adjustment provided herein shall be August, 2003. The adjusted rent shall be computed by creating a fraction, the denominator of which is the CPI for the Base Month. The numerator of which shall be the CPI on the Adjustment Date. This fraction shall be multiplied by the initial rent of $7,252.00 to determine the amount of the adjusted rent. The adjusted monthly rent shall be the rent due hereunder during the next ensuing Lease Year until the next Adjustment Date. In no event, however, shall the amount of adjusted rent due be reduced below the rent of $7,252.00 per month.


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

                3.3 In the event that the CPI for the Adjustment Date is not published or not available on the Adjustment Date, Lessee shall continue paying rent at the last effective rate until the CPI for the Adjustment Date becomes available. At that time the rent shall be adjusted as provided herein and Lessee shall pay to Lessor the difference between the rent due under the proper adjustment from the Adjustment Date to the date the adjusted rent is calculated and the amount of rent actually paid during that period.

                3.4 In the event the publication of the CPI identified above is discontinued, the parties hereto shall thereafter accept comparable statistics on the cost of living as they shall be computed and published by an official agency or department of the United States of America or by a responsible financial entity of recognized authority then to be selected by the parties hereto, making such revisions as the circumstances may require to carry out the intent of this paragraph.

                3.5 All monthly rental payments shall be paid in advance with the first months lease payments to be paid on or before August 1, 2003 and all subsequent lease payments to be paid on the 1st day of each month during the term of this Lease Agreement.

                3.6 Lessee has pursuant to the terms of the Prior Lease Agreement previously deposited with Lessor the sum of $3,000.00. On or before August 1, 2003, Lessee shall deposit with Lessor the additional amount of $4,252.00 for a total amount on deposit with Lessor of $7,252.00. Such deposit amount of $7,252.00 shall be deposited with Lessor as security for the faithful performance by Lessee of all terms, provisions, conditions and covenants hereof upon the Lessee's part to be kept, observed and performed, and said sum shall be returned to Lessee after the time fixed as the expiration of this Lease Agreement; provided, however, Lessee shall have faithfully kept, observed and performed all the terms, provisions, conditions and covenants on Lessee's part to be kept and performed; that in case of default on the part of Lessee to comply with the provisions hereof, said deposit shall be used first for the payment of delinquent rental, secondly for the payment of costs and expenses incurred by Lessor in repairing damage to the Leased Premises occasioned by the tenancy, and thirdly, for the repair and renovation of the grounds, occasioned by the default on the part of Lessee to comply with the terms hereof. Any surplus over the amount deposited hereof, in excess of the costs and expenses of Lessor in repairing damages due to the fault or neglect of Lessee shall be returned to Lessee. In the event the deposit herein made is not sufficient to cover costs of such repair, Lessee agrees to forthwith pay to Lessor, or Lessor's agents, the amount necessary over and above such deposit, to repair the Leased premises.


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

                3.7 In the event Lessee is delinquent in paying the rental payments or any other payments required of Lessee herein all such past due payments shall bear interest at eighteen percent (18%) per annum from the date of default until paid.

         4. ASSIGNMENT OR SUBLEASING. Lessee shall not assign, mortgage, or encumber this Lease Agreement, nor sublet or permit the Leased Premises or any part thereof to be used by others for any purpose, without the prior written consent of Lessor being first obtained in each instance; provided, however, that regardless of any such assignment or sublease, Lessee shall remain primarily liable for the payment of the rent herein reserved and for the performance of all the other terms of this Lease Agreement required to be performed by Lessee. Lessor does hereby specifically consent to the sublease of this Lease Agreement by Lessee to its subsidiary, International Isotopes Idaho, Inc. Provided, however, regardless of such sublease, Lessee shall remain primarily liable for the payment of the rent herein reserved and for the performance of all the other terms of this Lease Agreement required to be performed by Lessee.

         5. USAGE OF PREMISES AND COMPLIANCE WITH LAWS AND INSURANCE. Lessee shall not use, nor permit the use of the Leased Premises, for any other purpose or purposes or under any other trade name without the prior written consent of Lessor. The Leased Premises shall not be used for any unlawful purpose during the term of this Lease Agreement, and Lessee agrees to comply with all restrictive covenants (including any further covenants which may be recorded pertaining to the Premises) and all federal, state, county and city ordinances, laws and regulations, present or future, affecting the use of or the type of business to be carried on in the Leased Premises. Lessee shall not use the Leased Premises in a manner which shall increase the rate of fire or extended coverage insurance on the building situate on the Leased Premises over that in effect prior to this Lease Agreement. It is understood that, before Lessee or any sublessee of Lessee can conduct certain operations on the Leased Premises contemplated by Lessee, a license to conduct such operations will need to be obtained from the nuclear regulatory commission and other governmental agencies. It is anticipated that in connection with the issuance of such licenses, Lessee will be required to obtain a surety bond insuring against any damages caused to the Leased Premises by hazardous waste and materials. Lessor shall be named as an insured party and beneficiary of any such surety bond or insurance. THE PROVISIONS CONCERNING HAZARDOUS WASTE AND MATERIAL SET FORTH IN APPENDIX 1 ATTACHED HERETO ARE INCORPORATED HEREIN BY REFERENCE AND ARE SPECIFICALLY MADE A PART OF THIS LEASE AGREEMENT.


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

         6. UTILITIES. Lessee shall furnish and timely pay for all heat, gas, electricity, power, water, hot water, lights, telephone, and all other utilities of every type and nature whatsoever used in or about the Leased Premises at Lessee's own cost and expense, and shall indemnify Lessor against any liability on such account. Lessor shall be under no obligation to furnish or pay for any of such utilities.

         7. LESSOR'S RIGHT OF ENTRY. Lessor or their agents shall have the right to enter the Leased Premises at any reasonable time upon notice to Lessee to examine the same and determine the state of repair or alteration which shall or may be necessary for the safety or preservation of the Leased Premises.

         8. ALTERATIONS. No alteration, addition, or improvement to the Leased Premises shall be made by Lessee without the written consent of Lessor. Any alteration, addition or improvement made by Lessee after such consent shall have been given, and any fixtures installed as part thereof, shall at Lessor's option become the property of Lessor upon the termination of this Lease Agreement and be surrendered with the Leased Premises; provided, however, that Lessor shall have the right to require Lessee to remove such fixtures at Lessee's cost upon the termination of this Lease Agreement. Upon the removal of any -such fixtures, Lessee shall be required to promptly repair any damage or injury done to the Leased Premises by such removal and restore the Leased Premises to as good condition as the same are in at the time Lessee shall take possession, reasonable wear and tear excepted. Lessee shall indemnify Lessor against any mechanic's or materialman's lien or other lien arising out of the making of any alteration, repair, addition, or improvement by Lessee, and shall hold Lessor harmless of any such liens or claims, including reasonable attorney fees and costs that may be incurred in removing any such liens.

         9. SIGNS. Lessee shall not affix or maintain upon the glass panes or supports of the windows, doors or the exterior walls of the Leased Premises, any signs, advertising placards, names, insignia, trademarks, descriptive material or any other such like items except as shall have first received the written approval of Lessor as to the size, type, color, location, copy, nature and display qualities. Lessee may, upon approval of Lessor, have windows or doors of the Leased Premises painted, or place decals thereon with the name of Lessee, Lessee's address and business hours, provided said painting or decals are removed upon termination or vacation of the Leased Premises at Lessee's expense.

         10. WASTE. Lessee shall not commit any waste or damage to the Leased Premises hereby leased, nor permit any waste or damage to be done thereto.



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

         11. PROTECTION OF PROPERTY. Lessee agrees to maintain the Leased Premises in as good condition as the same is in at the time Lessee shall take possession of the Leased Premises, reasonable wear and tear excepted. At the termination of this Lease Agreement in any manner Lessee will surrender the Leased Premises to Lessor in the condition above described. Damage to walls, doors, windows, ceiling tiles and other parts of the Leased Premises shall be repaired and painted by Lessee at Lessee's sole cost and expense and returned in good condition at the termination of this Lease Agreement and at the termination of this Lease Agreement carpets shall be repaired and cleaned by Lessee at Lessee's cost and expense. Upon the termination of this Lease Agreement, Lessee may remove any signs owned by Lessee from the Leased Premises, promptly repairing any damage or injury done to the Leased Premises by such removal and restoring the Leased Premises to the condition above described.

         12. MAINTENANCE. All maintenance and repair necessary to keep the Leased Premises in good condition and repair shall be made at Lessee's sole cost and expense, including, but not limited to, normal maintenance and repairs to the furnace or any other heating or air conditioning equipment, electrical fixtures, all interior and exterior painting and decorating, glass replacement, plumbing and sewer repair, and all other repairs of every kind, nature and description. Lessee further agrees that all damage or injury done to the Leased Premises by Lessee or by any person who may be in or upon the Leased Premises at Lessee's invitation or with Lessee's permission shall be repaired by Lessee at their sole cost and expense.

         13.    INSURANCE.

                13.1 Lessee shall maintain and pay for adequate fire and extended coverage insurance upon the improvements located on the Leased Premises.

                13.2 Lessee shall also obtain, at Lessee's sole cost and expense, general public liability insurance protecting and indemnifying Lessor and Lessee against all claims for damages to person or property or for loss of life or of property occurring upon, in, or about the Leased Premises, with liability limits of $50,000.00 property damage and $500,000.00 with respect to injuries to any one person, and $1,000,000.00 in respect to any one accident or disaster or incident of negligence.

                13.3 Lessee shall obtain all such insurance policies before Lessee takes possession of the Leased Premises. In the event of any loss or destruction of the Leased Premises by any insured cause, the insurance proceeds paid or payable as a result of said insured loss shall be paid to Lessor and Lessor shall use such insurance proceeds to repair the Leased Premises unless as a result of such loss or destruction this Lease Agreement is terminated in accordance with the provisions of paragraph 20 herein. In the event of such termination, Lessor, at Lessor's option, shall determine whether or not to retain the insurance proceeds for other purposes or use the insurance proceeds to repair or restore the Leased Premises. Lessor shall remain as co-insured on all such policies. Such insurance policies shall provide that all notices issued by the insurance company pertaining to any changes in insurance coverage under the insurance policy, delinquent premium notices, or other matters pertaining to the coverage provided by such insurance policies shall be sent to both Lessor and Lessee. Evidence of such insurance policies shall be delivered to Lessor. Lessor shall have the right at any time to require Lessee to provide to Lessor copy of such insurance policies, together with any amendments or additions to such insurance policies and evidence that all payments required to be made in order to maintain such insurance in full course and effect have been paid in full by Lessee.


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

         14. TAXES AND ASSESSMENTS. Lessee shall pay all real estate taxes, real property assessments and Owner's Association dues or assessments levied against the Leased Premises pertaining to the term of this Lease Agreement. Lessee shall pay all other taxes, licenses, and assessments of every kind, nature and description, including all taxes and assessments on any equipment, machinery, or assets of any kind or nature placed in or upon the Leased Premises by Lessee.

         15. FIRE RISK. Lessee shall not do anything in the Leased Premises or bring or keep anything therein which in any way increase or tend to increase the risk of fire or damage by explosion, or which will conflict with the regulations of the fire department or fire laws, or with any fire insurance policy on the building or any part thereof, or with any rules or ordinances established by the Health Department or with any municipal, state, county or federal laws, ordinances or regulations.

         16. ACCEPTANCE OF PREMISES. Lessee has examined the Leased Premises and the buildings and improvements situate thereon, and accepts the same in the condition and state of repair they are now in.

         17. QUIET ENJOYMENT. Lessor covenants and warrants that if Lessee shall faithfully and fully discharge the obligations herein set forth, Lessee shall have and enjoy during the term of this Lease Agreement, a quiet and undisturbed possession of the Leased Premises, together with all of its appurtenances.

         18. LESSEE INDEMNIFICATION. Lessee covenants and agrees not to do or suffer anything to be done by which persons or property in or about or adjacent to the Leased Premises may be injured, damaged, or endangered. Lessee hereby agrees to indemnify Lessor against and to hold Lessor harmless from any and all claims or demands for loss of or damage to property or for injury or death to any person from any cause whatsoever while in, upon, or about the Leased Premises during the term of this Lease Agreement or any extension thereof. Lessee shall, at Lessee's own expense, maintain any workman's compensation insurance or any other form of insurance required by law upon the employees or agents employed by Lessee and Lessor shall have no responsibility with respect thereto.


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


         19. CONDEMNATION. If the Leased Premises, or any substantial portion thereof, is condemned or taken by right of eminent domain, or by purchase in lieu thereof, then and in any such event, this Lease Agreement shall terminate and cease as of the time when possession is taken by the public authority and rental shall be accounted for between Lessor and Lessee as of the date of the surrender of possession. Such termination shall be without prejudice to the rights of either Lessor or Lessee to recover compensation from the condemning authority for any loss or damage caused by such condemnation. Neither Lessor nor Lessee shall have any rights in or to any award or payment made to the other by the condemning authority.

         20. DESTRUCTION. It is understood and agreed that if the building upon the Leased Premises shall be destroyed by fire, the elements, riots, insurrections, explosions or any other cause, or be so damaged thereby that it becomes untenantable and cannot be rendered tenantable within ninety (90) days from the date of such damage, this Lease Agreement may be terminated by either Lessor or Lessee; provided, however, that in the event the building is so damaged, Lessee shall not be required to pay the rental herein provided during the term the Leased Premises are wholly unfit for occupancy. In the event that only a portion of the Leased Premises be damaged or become untenantable, then the rental during the period that said premises remain partially untenantable shall be reduced in the proportion that the untenantable portion of the Leased Premises bear to the total thereof. . Lessor shall make all reasonable effort to repair the Leased Premises within ninety (90)days or upon such extended period as both parties shall agree, provided that if said partially tenantable premises cannot be rendered fully tenantable within said ninety (90) days or extended period agreed upon by both Lessor or Lessee, from the date of said damage, this Lease Agreement can be terminated by either Lessor or Lessee.

         21.    DEFAULT.

                A.    Time  and  prompt  performance  of each  and  every  term, covenant and condition of this Lease Agreement is material and of the essence of this Lease Agreement. Every term, covenant and condition is a material term, covenant and condition of this Lease Agreement. Performance means compliance that is full and to the letter of this Lease Agreement. Substantial compliance will not be sufficient. Performance by Lessee is a condition precedent to performance by Lessor.

                B. The following or any of them constitute an event of default of the terms of this Lease Agreement:




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


                      (1) Failure by Lessee to pay when due any installment of rent or any other sum herein specified to be paid by Lessee if the failure continues for three (3) days after written notice has been given to Lessee;

                      (2) Abandonment of the Leased Premises by Lessee without cause (for the purposes hereof the failure to occupy and operate the Leased Premises for ten (10) consecutive days shall be conclusively deemed an abandonment of the Leased Premises by Lessee);

                      (3) Failure by Lessee to perform any other provision of this Lease Agreement required of Lessee, if the failure to perform the same is not cured within thirty (30) days after written notice has been given to Lessee;

                      (4) If Lessee shall file or have filed against Lessee in any court pursuant to any statute, either in the United States or of any other state, a Petition in Bankruptcy or Insolvency, or for reorganizations, or for appointment of a receiver or trustee of all or a substantial portion of the property owned by Lessee, or if Lessee makes an assignment for the benefit of creditors, or an execution or attachment shall be issued against Lessee on all or a substantial portion of Lessee's property, whereby all or any portion of the Leased Premises covered by this Lease Agreement or any improvements thereon shall be taken or occupied, or attempted to be taken or occupied by someone other than Lessee, except as may herein be otherwise expressly permitted, and such adjudication, appointment, assignment, petition, execution or attachment shall not be set aside, vacated, discharged or bonded within thirty (30) days after the termination, issuance, or filing of the same; and

                      (5) The taking by any person, except by Lessor or its agents or affiliates, of the leasehold created hereby or any part thereof upon execution, or other process of law or equity other than by assignment or sublease.

                C. Upon the occurrence of any event of default, and the failure, neglect or refusal of Lessee to cure the same during any notice period required for such default specified above, without further notice to Lessee, Lessor shall be entitled to effectuate such rights and remedies against Lessee as are available to Lessor under the terms of this Lease Agreement and the laws of the State of Idaho, including, without limitation, the following remedies:

                      (1) Lessor shall have the immediate right, but not the obligation, to terminate this Lease Agreement, and all rights of Lessee hereunder by giving Lessee written notice of Lessor's election to terminate. No act by Lessor other than giving notice to Lessee shall terminate this Lease Agreement.



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

                In the event of such termination, Lessee agrees to immediately surrender possession of the Leased Premises. Should Lessor terminate this Lease Agreement, it may recover from Lessee all damages Lessor may incur by reason of Lessee's breach, including the cost of recovering the Leased Premises, reasonable attorney fees, and the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease Agreement for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of the stated term, all of which amount shall be immediately due and payable from Lessee to Lessor.

                      (2) Lessor shall also have the right, without process of law, to enter the Leased Premises and remove all persons and property from the Leased Premises without being deemed guilty of or liable in trespass. No such re-entry or taking possession of the Leased Premises by Lessor shall be construed as an election on its part to terminate this Lease Agreement unless a written notice of such intention is given by Lessor to Lessee. No such action by Lessor shall be considered or construed to be a forcible entry.

                      (3) Lessor may, at any time, and from time to time, without terminating this Lease Agreement, enforce all of its rights and remedies under this Lease Agreement, or allowed by law or equity, including the right to recover all rent as it becomes due.

                      (4) In addition to the other rights of Lessor herein provided, Lessor shall have the right, without terminating this Lease Agreement, at its option, with or without process of law, to reenter and retake possession of the Leased Premises, and all improvements thereon, and collect rents from any Sublessee and/or sublet the whole or any part of the Leased Premises for the account of Lessee, upon any terms or conditions determined by Lessor. Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the Leased Premises, including without limitation, brokers' commissions, expenses of remodeling the Leased Premises required by the reletting, and like costs. Re-letting can be for a period shorter or longer than the remaining term of this Lease Agreement. In the event of such re-letting, Lessor shall have the right to collect any rent which may become payable under any sublease and apply the same first to the payment of expenses incurred by Lessor in dispossessing Lessee, and in re-letting the Leased Premises, and, thereafter, to the payment of the rent herein required to be paid by Lessee, in fulfillment of Lessee's covenants hereunder; and Lessee shall be liable to Lessor for the rent herein required to be paid, less any amounts actually received by Lessor from a sublease, and after payment of expenses incurred, applied on account of the rent due hereunder. In the event of such election, Lessor shall not be deemed to have terminated this Lease Agreement by taking possession of the Leased Premises unless notice of termination, in writing, has been given by Lessor to Lessee.

                D. The remedies provided in this Lease Agreement are cumulative in addition to any remedies now or later allowed by law or equity. The exercise of any remedy by Lessor shall not be exclusive of the right to effect any other remedy, allowed Lessor under the terms of this Lease Agreement, or now or later allowed by law or equity.

                E. Any delay by Lessor in enforcing the terms of this Lease Agreement or any considerations or departures therefrom shall not operate to waive or be deemed to be a waiver of any right to require compliance that is fill and to the letter of this Lease Agreement or to thereafter require performance by Lessee in strict accordance with the terms of this Lease Agreement.

                F. In the event that any remedy granted to Lessor under the terms of this Lease Agreement is held void or unenforceable, Lessor shall nevertheless have all of the other remedies provided in this Lease Agreement that are not contrary to law.

                G. Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee being evicted or dispossessed for any cause, or in the event of Lessor obtaining possession of the -Leased Premises by reason of the violation by Lessee of any of the covenants and conditions of this Lease Agreement or otherwise.

         22. ENFORCEMENT. Should either party default in the performance of any covenants or agreements contained herein, such defaulting party shall pay to the other party all costs and expenses, including but not limited to, reasonable attorney fees, including such fees on appeal, which the prevailing party may incur in enforcing this Lease Agreement or in pursuing any remedy allowed by law for breach hereof.

         23. LESSOR'S RIGHT TO CURE LESSEE'S DEFAULTS. If Lessee shall default in the performance of any covenant or condition in this Lease Agreement required to be performed by Lessee, Lessor may, after thirty (30) days notice to Lessee, or without notice if in Lessor's opinion an emergency exists, perform such covenant or condition for the account and at the expense of Lessee, in which event Lessee shall reimburse Lessor for all sums paid to effect such cure, together with interest from the date of the expenditure at the rate of eighteen percent (18%) per annum and reasonable attorney fees. All amounts owed by Lessee to Lessor under this paragraph shall be additional rent. In order to collect such additional rent Lessor shall have all the remedies available under this Lease Agreement for a default in the payment of rent and the provisions of this paragraph shall survive the

         27. LESSEE AS INDEPENDENT CONTRACTOR. Lessee's use of the Leased Premises shall be as an independent contractor and nothing herein shall be deemed to create a partnership, joint venture, employment, or master-servant relationship between the parties.

         28. IDAHO LAW GOVERNS. This Lease Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Idaho.

         29. MODIFICATION. This Lease Agreement contains the entire agreement between the parties, and may not be modified or changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

         30. SEVERANCE AND VALIDITY. In the event any provision of this Lease Agreement or any part thereof shall be determined by any court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions hereunder or parts thereof, shall remain in full force and effect, and shall in no way be affected, impaired or invalidated thereby, it being agreed that such remaining provisions shall be construed in a manner most closely approximating the intention of the parties with respect to the invalid, void or unenforceable provision or part thereof.

         31. BINDING ON SUCCESSORS. It is further expressly agreed, that the provisions, stipulations, terms, covenants, conditions and undertakings in this Lease Agreement and any renewals thereof shall inure to the benefit of and bind the heirs, -executors, administrators and assigns or successors in interest of both the Lessor and Lessee.

         32. MUTUAL RELEASE OF LIABILITY TO THE EXTENT OF INSURANCE COVERAGE. Neither Lessor nor Lessee shall be liable to the other for any business interruption or any loss or damage to property or injury to or death of persons occurring on the Leased Premises or the adjoining property, or in any manner growing out of or connected with Lessee's use and occupation of the Leased Premises, or the condition thereof, or the adjoining property, whether or not caused by the negligence or other fault of Lessor or Lessee or their respective agents, employees, subtenants, licensees, or assignees. This release shall apply only to the extent that such business interruption loss or damage to property, or injury to or death of persons is covered by insurance, regardless of whether such insurance is payable to or protects Lessor or Lessee or both. Nothing in this paragraph shall be construed to impose any other or greater liability upon either Lessor or Lessee than would have existed in the absence of the paragraph. This release shall be in effect only so long as the applicable insurance policies contain a clause to the effect that this release shall not affect the right of the insured to recover under such policies.

         33. ASSIGNMENT BY LESSOR. It is understood that Lessor intends to sell the Leased Premises to a third party and assign Lessor's rights and obligations under this Lease Agreement to a third party. Any such sale of the Leased Premises by Lessor to a third party shall be subject to the terms and provisions of this Lease Agreement. Upon any such sale, Lessor may assign Lessor's rights and obligations under this Lease Agreement to the purchaser of the Leased Premises and upon such assignment Lessor shall be released from any further liability or obligation under this Lease Agreement.

         34. LESSEE'S REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants as follows: Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and Lessee has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted. Lessee has full corporate power and authority to execute and deliver this Lease Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Lease Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the Board of Directors of Lessee and no other corporate proceedings on the part of Lessee are necessary to authorize this Lease Agreement or the consummation of the transactions contemplated hereby. This Lease Agreement has been duly and validly executed and delivered by Lessee and constitutes a valid and binding agreement of Lessee, enforceable against it in accordance with its terms.

         IN WITNESS WHEREOF, the parties have hereunto subscribed their names the day and year first above written.



                                                LESSOR:


                                                /S/ Adrian Rand Robison
                                                -----------------------
                                                Adrian Rand Robison


                                                /S/ Dorothy Robison
                                                -----------------------
                                                Dorothy Robison






                                                LESSEE:

                                                INTERNATIONAL ISOTOPES, INC.



                                                By:   /S/ Steve T. Laflin
                                                      -------------------

                                                Its:  President & CEO
                                                      -------------------




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                                   APPENDIX 1
                    HAZARDOUS WASTE AND MATERIAL - INDEMNITY

         Lessee shall not cause or permit any Hazardous Waste or Material (hereafter defined) to be brought upon, kept or used in or about the Leased Premises by Lessee, or agents, employees, contractors or invitees of Lessee, expect in strict compliance with all applicable federal. state and local laws. statutes. ordinances and regulations. Lessee agrees to indemnify, save and hold Lessor harmless from and against any claim, liability, damage, judgment, penalty, fine, cost, loss or expenses, including, without limitation, diminution in value of the Leased Premises, damages for loss or restriction on use of rentable or usable space or of any amenity of the Leased Premises, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, reasonable attorney's fees, reasonable consultant fees, engineer's fees and other expert fees, which arise from or relate to the breach by Lessee of the prohibition herein contained and which arise during or after the lease term as a result of said breach. This indemnification and hold harmless of the Lessor by the Lessee for the breach of the prohibition herein contained includes, without limitation, reasonable costs incurred in connection with an investigation of site conditions or any clean up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Waste or Material present in the soil or ground water on or under the Leased Premises caused by or resulting from the breach by Lessee of the prohibition herein contained. Without limiting the foregoing, if the presence of any Hazardous Waste or Material on the Leased Premises is caused or permitted by Lessee and results in any contamination of the Leased Premises, Lessee shall promptly take all actions at Lessee's sole cost and expense as are necessary to return the Leased Premises to the condition necessary to meet the requirements of any competent governmental authorities with jurisdiction over the Leased Premises.

         As used herein, the term "Hazardous Waste or Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local, state or governmental authority charged with interpreting and enforcing the various statutes identified in this paragraph or similar statutes, or their state or local counterparts. The term "Hazardous Waste or Material" includes, without limitation, any material, waste or substance that is (i) petroleum, (ii) asbestos, (iii) designated as a "pollutant" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. ss 1321), (iv) defined as a "Hazardous Waste" pursuant to ss 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. ss 6901, et. seq. (42 U.S.C. ss 6903), or the Idaho Hazardous Waste Management Act of 1983, Title 39, Chapter 44, Idaho Code, (v) defined as a "hazardous substance" pursuant to ss 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss 9501, et seq., (vi) or otherwise regulated under the Toxic Substances Control Act, 15 U.S.C. ss 2601, et seq.; the Clean Air Act, 42 U.S.C. ss 7401, et seq.; the Clean Water Act, 33 U.S.C. ss 1251, et seq.; or (vii) defined as a "regulated substance" pursuant to subchapter IX, Solid Waste Disposal Act (regulation of underground storage tanks), 42 U.S.C. ss 6991, et seq.



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